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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 12, 2000

                                  NESCO, INC.
                                  -----------
             (Exact name of Registrant as specified in its charter)


   Oklahoma                      000-24470                  73-1296420
   --------                      ---------                  ----------
(State or other               (Commission File           (I.R.S. Employer
jurisdiction of                   Number)               Identification No.)
 incorporation)

                           12331 East 60/th/ Street
                                Tulsa, Oklahoma
                                ---------------
                   (Address of principal executive offices)

                                     74146
                                     -----
                                  (Zip code)

                                (918) 250-2227
                                --------------
             (Registrant's telephone number, including area code)
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ITEM 2.  Acquisition or Disposition of Assets.

     On June 12, 2000, the Registrant acquired from David E. Hopkins and Marie
L. Hopkins ("Sellers") all of the issued and outstanding common stock of Hopkins Appraisal Services, Inc., a Missouri corporation ("Hopkins"), pursuant to that certain Stock Purchase Agreement, dated June 12, 2000 (the "Stock Purchase Agreement"). The consideration for the acquisition was negotiated between the parties at arm's length and included: (1) cash of up to $3,000,000, of which $2,800,000 was paid at closing and up to an additional $200,000 will be paid after possible purchase price adjustments are determined; and (2) up to 250,000 shares of the Registrant's common stock which are to be issued in installments of up to 50,000 shares per year over the next five years based on the net income realized by Hopkins during each of the five calendar years beginning with the year 2000. The Registrant financed the cash portion of the purchase price through an advance under its current credit agreement with Bank One Oklahoma, NA. As a result of this transaction, Hopkins became a wholly owned subsidiary of the Registrant.

     As a condition to the Stock Purchase Agreement, the Registrant also entered into a Real Estate Contract with Sellers to purchase the office building used by Hopkins as its headquarters located in Independence, Missouri, which Hopkins leased from Sellers (the "Real Estate Contract"). The office building has a total of 11,538 square feet and is occupied by Hopkins as its company headquarters. The purchase consideration was negotiated between the parties at arm's length and included 100,000 shares of the Registrant's common stock which were issued to Sellers. The purchase of the office building closed on June 15, 2000.

ITEM 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

     As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the complete financial statements required by Item 7(a) of Form 8-K. Such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after June 27, 2000.

     (b)  Pro Forma Financial Information.

     As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by Item 7(b) of Form 8-K. Such financial information shall be filed by amendment to this Form 8-K no later than 60 days after June 27, 2000.

     (c)  Exhibits.

     The Exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              NESCO, Inc.


                                           /s/Larry G. Johnson
Dated: June 19, 2000                       By: Larry G. Johnson
                                           Vice President & Secretary-Treasurer
                                           & Chief Financial Officer
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                                 EXHIBIT INDEX


   Exhibit Number                  Description                             Page
   --------------                  -----------                             ----

   2.1 Stock Purchase Agreement, dated as of June 12, 2000, by and between David E. Hopkins, Marie E. Hopkins and NESCO, Inc. (exhibits and schedules listed in the table of contents have been omitted, but will be provided to the Securities and Exchange Commission upon request)

   2.2 Real Estate Contract, dated June 12, 2000, by and between David E. Hopkins, Marie E. Hopkins NESCO, Inc. (exhibits and schedules listed in the Real Estate Contract have been omitted, but will be provided to the Securities and Exchange Commission upon request)